                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

             -----------------------------------------------------

                                 Date of Report
                       (Date of earliest event reported)

                                 June 24, 1998

           CALIFORNIA INFRASTUCTURE AND ECONOMIC DEVELOPMENT BANK
                        SPECIAL PURPOSE TRUST PG&E-1
                        (Issuer of the Certificates)

                                PG&E FUNDING LLC
               (Exact name of registrant as specified in charter)


         Delaware                             333-30715                                      94-3274751
---------------------------     --------------------------------------     ----------------------------------------------
(State of incorporation)                (Commission File Number)                  (IRS Employer Identification No.)


              245 Market Street, Room 424
               San Francisco, California                                                  94105
----------------------------------------------------------                   --------------------------------
       (Address of principal executive offices)                                         (Zip Code)


                                                     (415) 972-5467
                                          ------------------------------------
                                              (Registrant's telephone number,
                                                   including area code)

                                                              N/A
   ------------------------------------------------------------------------------------------------------------------
                                (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

          As previously discussed under the caption "RECENT DEVELOPMENTS--Voter Initiative" in the Prospectus Supplement dated November 25, 1997 (the "Prospectus Supplement") for the California Infrastructure and Economic Development Bank Special Purpose Trust PG&E-1, Rate Reduction Certificates, Series 1997-1 (the "Certificates"), certain California groups had previously submitted to the California State Attorney General a proposed ballot initiative (the "Voter Initiative") relating to the Certificates, which were issued in December 1997.

          On June 24, 1998, the California Secretary of State officially certified the Voter Initiative (Proposed Initiative No. SA 97 RF 0064) for the November 3, 1998 statewide election, based on the required submission of petitions containing a sufficient number of valid signatures.

          The Voter Initiative seeks to amend or repeal Assembly Bill 1890, Chapter 854, California Statutes of 1996 (as amended, the "Statute") in various respects, including requiring utilities to provide a 10% reduction in electricity rates charged to residential and small commercial customers in addition to the 10% rate reduction that was effective as of January 1, 1998. Among other things, the Voter Initiative would prohibit the collection of the separate nonbypassable charges payable by residential and small commercial customers (the "FTA Charges") by a utility for the payment of rate reduction bonds, such as the Certificates, or if such a prohibition were found to be unenforceable by a court of competent jurisdiction, require the utility to offset any such FTA Charge by crediting back to the customer the amount of such charge. In addition, the Voter Initiative states that "any underwriter or bond purchaser who purchases rate reduction bonds after November 15, 1997 . .
 . shall be deemed to have notice of the [Voter Initiative]."

          On May 22, 1998, a group known as "Californians for Affordable and Reliable Electric Services" ("CARES") filed a petition in the Third District Court of Appeal (Californians for Affordable and Reliable Electric Service v. Bill Jones, et al.) to invalidate the Voter Initiative on the grounds that it represents an unconstitutional impairment of contract rights, and that it is an unconstitutional attempt to implement actions by statute that only can be done through a state constitutional amendment. Supporters of CARES include the California State Chamber of Commerce, the state's investors owned utilities (including Pacific Gas and Electric Company), and a wide range of business, environmental, and consumer groups. On July 2nd, the Court denied the CARES petition. CARES has stated that it intends to appeal the Court's decision. No assurances can be given as to whether the Voter Initiative will be excluded from the November 1998 election.

          As stated in the Prospectus Supplement under the caption "RECENT DEVELOPMENTS--Voter Initiative" and in the Prospectus dated November 25, 1997 for the Certificates under the caption "RISK FACTORS--Unusual Nature of the Transition Property--Possible State Amendment or Repeal of the Statute and Related Litigation," in connection with the issuance of the Certificates
Brown & Wood LLP provided an opinion that, under applicable United States and State of California constitutional principles relating to the impairment of contracts, the State of California could not repeal or amend the Statute (by way of legislative process or California voter initiative) if such repeal or amendment would substantially impair the rights of the Certificateholders, absent a demonstration by the State of California of a "great public calamity" that justifies a contractual impairment. There have been numerous cases in which legislative or popular concerns with the burden of taxation or governmental charges have led to adoption of legislation reducing or eliminating taxes or charges which supported bonds or other contractual obligations entered into by public instrumentalities. However, such concerns have not been considered by the courts to provide sufficient justification for a substantial impairment of the security for such bonds or obligations provided by the taxes or governmental charges involved. Brown & Wood LLP opined further in connection with the issuance of the Certificates that knowledge of the pendency of a proposed voter initiative by prospective Certificateholders should not diminish the protection afforded by the contracts clause of the United States Constitution (and, by analogy, the Constitution of the State of California). The

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opinions of Brown & Wood LLP were based upon analogous case law; none of such cases addresses these particular circumstances directly. The opinions of Brown & Wood LLP have not been reissued since the Certificates were issued and do not constitute a guarantee of the outcome of any particular litigation.

          If the Voter Initiative is included on the ballot and approved by the electorate, costly and time consuming litigation will ensue. Any such litigation may adversely affect the secondary market for the Certificates, including the price and liquidity of the Certificates. Further, the collection of the FTA Charges necessary to pay the Certificates while the litigation is pending could be precluded if an immediate stay is not granted, or even if a stay is granted, there may be terms and conditions imposed in connection with the stay that may adversely affect Certificateholders. The failure to pay interest on the Certificates when due could give rise to an event of default permitting acceleration of the maturity of the Certificates.

          Finally, if the Voter Initiative is ultimately upheld against legal challenge, the primary source for payments on the Certificates would become unavailable, and Certificateholders could incur a loss on their investment.

ITEM 7.  EXHIBITS

23.1 Consent of Brown & Wood LLP (incorporated by reference to Exhibits 99.7 and 99.8 to the Registration Statement of PG&E Funding LLC No. 333-30715)

99.1     Proposed Initiative No. SA 97 RF 0064

99.2     Opinions of Brown & Wood LLP (incorporated by reference to Exhibits
         99.7 and 99.8 to the Registration Statement of PG&E Funding LLC No. 333-30715)

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

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PG&E FUNDING LLC
                                           (Registrant)


Date:  July 2, 1998              By:     /s/ Gabriel B. Togneri
                                    ------------------------------------
                                 Name: Gabriel B. Togneri
                                 Title: Treasurer

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

                                 EXHIBIT INDEX

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
23.1 Consent of Brown & Wood LLP (incorporated by reference to Exhibits 99.7 and 99.8 included in the Registration Statement of PGE Funding LLC No. 333-30715)

99.1                 Proposed Initiative No. SA 97 RF 0064

99.2 Opinions of Brown & Wood LLP (incorporated by reference to Exhibits 99.7 and 99.8 included in the Registration Statement of PGE Funding LLC No. 333-30715)


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